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                                                                    Exhibit 99.1


            SECTION 906 CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER RELATING TO A PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS


      I, Roger S. Newton, Chief Executive Officer, of Esperion Therapeutics, Inc., a Delaware corporation (the "Company"), hereby certify that:

      (1) The Company's periodic report on Form 10-K for the period ended December 31, 2002 (the "Form 10-K") fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      * * *


  /s/ Roger S. Newton
------------------------
Roger S. Newton,
Chief Executive Officer

Date: March 26, 2003